EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, (this "Amendment") dated as of February 14, 2024 (the "Amendment Date"), among NMFC SENIOR LOAN PROGRAM IV LLC, a Delaware limited liability company (the "Borrower"), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the "Collateral Manager"), NMFC SENIOR LOAN PROGRAM I LLC and NMFC SENIOR LOAN PROGRAM II LLC (each a "Guarantor Subsidiary", collectively, the "Guarantor Subsidiaries"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (the "Administrative Agent") and as a lender (the "Lender").

WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are parties to the Loan and Security Agreement, dated as of May 5, 2021 (as amended from time to time prior to the date hereof, the "LSA"), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA.

ARTICLE II

Amendments

SECTION 2.1. As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: **bold and double-underlined text**) as set forth on the pages of the LSA attached as Appendix A hereto.

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ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied:

i. the execution and delivery of this Amendment by each party hereto; and

ii. all reasonable and documented out-of-pocket fees shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes.

SECTION 5.4. Counterparts The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered

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by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, "Signature Law"), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

SECTION 5.5. Headings The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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DocuSign Envelope ID: F472AD9D-2EAB-4F4E-8614-CAC4457A91D2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NMFC SENIOR LOAN PROGRAM IV LLC, as the Borrower

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

NMFC SENIOR LOAN PROGRAM I LLC, as a Guarantor Subsidiary

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

NMFC SENIOR LOAN PROGRAM II LLC, as a Guarantor Subsidiary

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Loan and Security Agreement (SLF IV)]

[Signature Page to Amendment No. 2 to Loan and Security Agreement (SLF IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director R. Beale Pope Managing Director APPENDIX A EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 12 DATED AS OF APRIL 28FEBRUARY 14, 20232024 Up to $400,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE CORPORATION, (Collateral Manager) NMFC SENIOR LOAN PROGRAM IV LLC, (Borrower) NMFC SENIOR LOAN PROGRAM I LLC AND NMFC SENIOR LOAN PROGRAM II LLC, (Guarantor Subsidiaries) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, (Lenders) WELLS FARGO BANK, NATIONAL ASSOCIATION, (Administrative Agent) and WELLS FARGO BANK, NATIONAL ASSOCIATION, (Collateral Custodian) Dated as of May 5, 2021 USActive 56057294.1156057294.13 (a) an amount equal to (i) the aggregate sum of the products, for each Eligible Loan as of such date, of (A) the Adjusted Borrowing Value for such Eligible Loan on such date and (B) the Advance Rate, plus (ii) the amount on deposit in the Principal Collection Account on such date minus (iii) the Unfunded Exposure Equity Amount on such date plus (iv) the amount on deposit in the Unfunded Exposure Account on such date; (b) an amount equal to (i) the aggregate Adjusted Borrowing Value for all Eligible Loans on such date, minus (ii) the Required Minimum Equity Amount on such date, plus (iii) the amount on deposit in the Principal Collection Account on such date, minus (iv) the Unfunded Exposure Equity Amount on such date plus (v) the amount on deposit in the Unfunded Exposure Account on such date; and (c) an amount equal to (i) the Facility Amount as of such date, minus (ii) the Aggregate Unfunded Exposure Amount on such date, plus (iii) the amount on deposit in the Unfunded Exposure Account on such date. “Borrowing Base Certificate”: A certificate, in the form of Exhibit A-4, setting forth, among other things, the calculation of the Borrowing Base as of each Measurement Date. “Breakage Costs”: With respect to any Lender, any amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by the applicable Lender in such Lender’s reasonable discretion, but excluding the Applicable Spread) as a result of a payment by the Loan Parties of Advances Outstanding or Interest other than on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. “Broadly Syndicated Loan”: A Loan (x)(a) that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the related Obligor in any bankruptcy, reorganization, insolvency, moratorium or liquidation proceedings, (b) that is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable credit agreement that are reasonable and customary for similar loans, and liens accorded priority by law in favor of the United States or any state or agency), (c) that, at the time of its issuance, was incurred pursuant to Underlying Instruments governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater, (d) whose Obligor has EBITDA of at least $75,000,000 at the time of its issuance for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (e) for which the Collateral Manager determines in good faith that the value of the collateral securing the loan on or about the time of origination equals or exceeds the outstanding principal balance of the loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral or (y) that is a Deemed Broadly Syndicated Loan. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York or the location of the Collateral Custodian’s Corporate Trust Office. USActive 56057294.1156057294.13

“Credit and Collection Policy”: The written credit policies and procedures manual of the Collateral Manager set forth on Schedule IV, as such credit and collection policy may be as amended or supplemented from time to time in accordance with Section 5.1(h). “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. Daily Simple SOFR in no event shall be less than the Floor. “Deemed Broadly Syndicated Loan”: An Eligible Loan that was acquired by the Borrower as a Small Broadly Syndicated Loan which (a) the Borrower requested in writing to the Administrative Agent be reclassified as a Deemed Broadly Syndicated Loan, (b) was approved by the Administrative Agent in its sole discretion as a Broadly Syndicated Loan following such request and (c) at the time of such approval, satisfied the definition of “Broadly Syndicated Loan” (assuming, solely for this purpose, that clauses (c) and (d) of “Broadly Syndicated Loan” were determined at the time of such approval instead of at the time of its issuance). “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. “Default Right” means the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulted Loan”: Any Loan with respect to which: (a) a payment default under such Loan (after giving effect to any applicable grace or cure periods in accordance with the Underlying Instruments, but in any case not to exceed five (5) Business Days) has occurred and is continuing; (b) a default as to the payment of principal and/or interest has occurred and is continuing on another debt obligation of the same Obligor which is senior or pari passu in right of payment to such Loan, without regard to any grace period applicable thereto, or waiver or forbearance thereof; provided that, both debt obligations are full recourse obligations; USActive 56057294.1156057294.13 Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time and (c) the Account Control Agreement, dated as of the date hereof, among the NMFC Senior Loan Program II LLC, as the pledgor, the Administrative Agent and Wells Fargo, as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Senior Collateral Management Fee”: With respect to any Payment Date, an amount equal to (i) the product of (a) the sum of (x) the Outstanding Balances of all Eligible Loans as of the immediately preceding Determination Date and (y) the Outstanding Balances of all Eligible Loans as of the Determination Date immediately preceding the prior Payment Date (or in the case of the initial Payment Date, the Outstanding Balances of all Eligible Loans as of Determination Date immediately preceding such Payment Date) and (b) 0.50 multiplied by (ii) a per annum rate equal to 0.20%. “SLF Acquired Loan”: A Loan owned by either NMFC Senior Loan Program I LLC or NMFC Senior Loan Program II LLC as of the Closing Date. “Small Broadly Syndicated Loan”: Any Loan, other than a Deemed Broadly Syndicated Loan, (a) that meets the definition of Broadly Syndicated Loan with the exception of clauses (c) and (d) of such definition, (b) that, at the time of its issuance, was incurred pursuant to Underlying Instruments governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of at least $250,000,000 and (c) whose Obligor has EBITDA of at least $50,000,000 at the time of its issuance for the twelve months immediately prior to the acquisition of such Loan by the applicable Loan Party. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated USActive 56057294.1156057294.13